SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2009
RC2 CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307

(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320
Oak Brook, Illinois	60523

(Address of Principal Executive Offices)	(Zip Code)
630-573-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-3.1
EX-5.1

Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
     Effective July 29, 2009, the Board of Directors of RC2 Corporation (the “Company”) adopted Amended and Restated By-Laws of the Company (the “By-Laws”) to amend Article VI of the By-Laws to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.
     The full text of the Amended and Restated By-Laws is filed as Exhibit 3.1 to this report and is incorporated herein by reference.
Section 8 – Other Events
Item 8.01 Other Events
     On July 29, 2009, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated, as representative of the several underwriters identified in Schedule I thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 3,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price per share of $15.00 to the public, less an underwriting discount of $0.788 per share. The Underwriters also have an option to purchase up to 525,000 additional shares of Common Stock at the same price per share to cover over-allotments. The Public Offering is expected to close on August 4, 2009. The form of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein
     The Common Stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-156071) that the Company filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, on December 11, 2008.

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     In connection with the Company filing with the SEC a definitive prospectus supplement, dated July 30, 2009, a preliminary prospectus supplement, dated July 29, 2009, and a prospectus, dated December 11, 2008, relating to the Public Offering described above, the Company is filing as an exhibit to this Current Report an opinion and consent of Reinhart Boerner Van Deuren s.c., legal counsel to the Company, issued to the Company as to the validity of the shares of Common Stock being offered in the Public Offering.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits are filed herewith:
     Exhibit 1.1 – Form of Underwriting Agreement, dated July 29, 2009, between RC2 Corporation and Robert W. Baird & Co. Incorporated.
     Exhibit 3.1 – Amended and Restated By-Laws of RC2 Corporation, as amended effective as of July 29, 2009.
     Exhibit 5.1 – Opinion of Reinhart Boerner Van Deuren s.c., dated July 30, 2009.
     Exhibit 23.1 – Consent of Reinhart Boerner Van Deuren s.c. (contained in Exhibit 5.1 hereto).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2009	RC2 CORPORATION
	BY	/s/ Peter A. Nicholson
Peter A. Nicholson,
Chief Financial Officer

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